Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Leslie Bocskor, Principal Executive Officer and Principal Financial Officer, of Indoor Harvest Corp, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-Q of Indoor Harvest Corp for the period ended March 31, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Indoor Harvest Corp.

Dated: August 6, 2021

/s/ Leslie Bocskor
Leslie Bocskor, Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)

A signed original of this written statement required by Section 906, has been provided to Indoor Harvest Corp and will be retained and furnished to the Securities and Exchange Commission or its staff upon request.